Exhibit 31.1 CERTIFICATION

I, Peter Flueck, certify that:

1. I have reviewed this annual report on Form 10-KSB of Brookmount Explorations, Inc.;

2. Based on my knowledge,  this report does not contain any untrue  statement of  material fact or omit to state a material fact necessary to make the statements  made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this annual report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial  information  included in this annual  report,  fairly  present in all  material  respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The  registrant's  other  certifying  officer(s)  and I are  responsible  for  establishing and maintaining  disclosure controls and procedures (as defined in  Exchange Act Rules 13a-15(e) and 15d- 15(e)) for the registrant and have:

 a) designed such disclosure controls and procedures,  or caused such disclosure control and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating to the registrant,  including its  consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

 b) evaluated the  effectiveness  of the  registrant's  disclosure  controls and  procedures and presented in this report our conclusions about the effectiveness  of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation;

 c) disclosed  in this report any change in the  registrant's  internal  control over financial  reporting  that occurred  during the  registrant's  most recent  fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has  materially  affected,  or is reasonably  likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying  officer(s) and I have disclosed,  based on our most recent evaluation of internal control over financial reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

 a) all  significant  deficiencies  and  material  weaknesses  in the  design or operation of internal  control over  financial  reporting  which are reasonably  likely  to  adversely  affect  the  registrant's  ability  to  record,  process summarize and report financial information; and

 b) any fraud,  whether  or not  material,  that  involves  management  or other employees who have a significant role in the registrant's  internal control over financial reporting

Date: March 8, 2008

/s/ Peter Flueck

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Peter Flueck, President

(Principal Executive Officer)